EXHIBIT 99.1

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002


We hereby certify that the accompanying Report of West Bancorporation, Inc. on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects, the financial condition and results of operations of West Bancorporation, Inc.

/s/ David L. Miller                                  /s/ Douglas R. Gulling
-----------------------                             ----------------------------
David L. Miller                                      Douglas R. Gulling
Chief Executive Officer                              Chief Financial Officer



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